SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets (liabilities):
NOL & AMT credit carryforward	$ 1,586,187	$ 913,063
Accrued expenses and deferred Income		2,541
Charitable contribution		69
Fixed assets	(15,414)	20,550
Intangible assets	434,547	196,209
ASC 842 - Lease Accounting	44,485	(11,927)
Total net deferred tax assets	2,049,805	1,120,505
Valuation allowance	(2,049,805)	(1,120,505)
Net deferred tax assets